UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 10, 2023
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On May 10, 2023, the Company held its Annual Meeting in Choudrant, LA. Of the 30,780,853 shares of common stock eligible to vote at the Annual Meeting, 25,249,196 shares were represented in person or by proxy, representing approximately 82.03% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect 15 directors to serve until the 2024 annual meeting of stockholders and until their successors are elected and qualified.

Election of Directors:	For	Against	Abstain	Broker Non-Vote
01 Daniel Chu	20,517,819	202,197	3,554	4,525,626
02 James D'Agostino, Jr.	20,537,143	182,873	3,554	4,525,626
03 James Davison, Jr.	20,418,966	301,064	3,540	4,525,626
04 Jay Dyer	20,425,180	287,853	10,537	4,525,626
05 A. La'Verne Edney	20,555,798	164,221	3,551	4,525,626
06 Meryl Farr	20,623,513	96,507	3,550	4,525,626
07 Richard Gallot, Jr.	20,616,224	103,805	3,541	4,525,626
08 Stacey Goff	20,545,970	174,046	3,554	4,525,626
09 Michael Jones	20,255,836	464,191	3,543	4,525,626
10 Gary Luffey	20,560,586	159,434	3,550	4,525,626
11 Farrell Malone	20,533,293	186,726	3,551	4,525,626
12 Drake Mills	20,555,750	167,432	388	4,525,626
13 Lori Sirman	20,500,701	222,471	398	4,525,626
14 Elizabeth Solender	20,404,849	314,384	4,337	4,525,626
15 Steven Taylor	20,557,667	162,353	3,550	4,525,626
Proposal 2 - Approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
18,654,363	2,011,128	58,079	4,525,626
Proposal 3 - Ratify the appointment of FORVIS, LLP, formerly BKD, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
25,185,553	38,862	24,781	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2023	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Senior Executive Officer and Chief Financial Officer